UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2026

BT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-56113	91-1495764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10501 Wayzata Blvd South, Suite 102, Minnetonka, MN	55305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 274-3055

____________________________________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BTBD	Nasdaq Capital Market
Warrants	BTBDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 14, 2026, BT Brands, Inc. (the “Company”) received written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rule 5620(a), due to the Company’s failure to hold an annual meeting of shareholders for the fiscal year ended December 31, 2024. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

The Notice states that the Company has until March 2, 2026 to submit a plan to regain compliance with Listing Rule 5620(a). The Company intends to submit a plan to regain compliance with Listing Rule 5620(a) within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the fiscal year end, or until June 29, 2026, to evidence compliance with Listing Rule 5620(a). If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision in front of a Nasdaq Hearings Panel.

The Company advises investors that, on December 31, 2025, it filed a registration statement on Form S-4 (the “Registration Statement”), which includes a proxy statement soliciting stockholder votes at a special meeting of stockholders (the “Special Meeting”). The Special Meeting will be held to consider, among other things, approval of an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Aero Velocity, Inc. (“Aero”), and Aero Merger Sub, Inc., a wholly owned subsidiary of the Company, providing for a business combination between the Company and Aero, and to elect five directors to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified. The Company expects to hold the Special Meeting promptly following the declaration of effectiveness of the Registration Statement by the staff of the Securities and Exchange Commission. The Merger Agreement provides that, if the Special Meeting is not held and the matters to be submitted to stockholders are not approved by April 30, 2026, the parties may terminate the Merger Agreement. If the Merger Agreement is terminated, the Company expects to call an annual meeting of stockholders at which stockholders will be asked to elect directors promptly thereafter.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BT BRANDS, INC.

Dated: January 20, 2026	By:	/s/ Kenneth Brimmer
Kenneth Brimmer
Chief Financial Officer

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